NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

IV. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $62,377.08
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $50,556.59
+ Annual Premium*                           $15,000.00
- Premium Expense Charge**                  $   750.00
- Monthly Deduction***                      $ 1,178.27
- Mortality & Expense Charge****            $   577.50
+ Hypothetical Rate of Return*****          -$  673.75
                                            ----------
=                                           $   62,377   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
1                                             $  28.16
2                                             $  28.16
3                                             $  28.17
4                                             $  28.17
5                                             $  28.18
6                                             $  28.19
7                                             $  28.19
8                                             $  28.20
9                                             $  28.20
10                                            $  28.21
11                                            $  28.22
12                                            $  28.22

Total                                         $ 338.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                         Interest
-----                                         --------
1                                             $ (57.13)
2                                             $ (56.95)
3                                             $ (56.77)
4                                             $ (56.59)
5                                             $ (56.41)
6                                             $ (56.23)
7                                             $ (56.05)
8                                             $ (55.88)
9                                             $ (55.70)
10                                            $ (55.52)
11                                            $ (55.34)
12                                            $ (55.16)

Total                                         $(673.75)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $62,377.08
- Year 5 Surrender Charge                     $18,694.05
                                              ----------
=                                             $   43,683   (rounded to the nearest dollar)

V. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $74,843.77
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4             $58,834.06
+ Annual Premium*                             $15,000.00
- Premium Expense Charge**                    $   750.00
- Monthly Deduction***                        $ 1,174.58
- Mortality & Expense Charge****              $   652.06
+ Hypothetical Rate of Return*****            $ 3,586.36
                                              ----------
=                                             $   74,844   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
1                                             $  27.91
2                                             $  27.90
3                                             $  27.90
4                                             $  27.89
5                                             $  27.89
6                                             $  27.88
7                                             $  27.88
8                                             $  27.87
9                                             $  27.87
10                                            $  27.87
11                                            $  27.86
12                                            $  27.86

Total                                         $ 334.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                        Interest
-----                                       ----------
1                                           $   295.62
2                                           $   296.20
3                                           $   296.79
4                                           $   297.38
5                                           $   297.96
6                                           $   298.55
7                                           $   299.15
8                                           $   299.74
9                                           $   300.34
10                                          $   300.94
11                                          $   301.54
12                                          $   302.14

Total                                       $ 3,586.36

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                         $74,843.77
- Year 5 Surrender Charge                   $18,694.05
                                            ----------
=                                           $   56,150   (rounded to the nearest dollar)

VI. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $89,453.74
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $68,155.16
+ Annual Premium*                           $15,000.00
- Premium Expense Charge**                  $   750.00
- Monthly Deduction***                      $ 1,170.34
- Mortality & Expense Charge****            $   736.02
+ Hypothetical Rate of Return*****          $ 8,954.94
                                            ----------
=                                           $   89,454   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
1                                             $  27.62
2                                             $  27.61
3                                             $  27.59
4                                             $  27.57
5                                             $  27.56
6                                             $  27.54
7                                             $  27.52
8                                             $  27.50
9                                             $  27.48
10                                            $  27.47
11                                            $  27.45
12                                            $  27.43

Total                                         $ 330.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                        Interest
-----                                       ----------
1                                           $   718.53
2                                           $   723.44
3                                           $   728.38
4                                           $   733.36
5                                           $   738.39
6                                           $   743.45
7                                           $   748.56
8                                           $   753.71
9                                           $   758.89
10                                          $   764.12
11                                          $   769.39
12                                          $   774.71

Total                                       $ 8,954.94

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                         $89,453.74
- Year 5 Surrender Charge                   $18,694.05
                                            ----------
=                                           $   70,760   (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

VII. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $61,095.09
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $49,556.88
+ Annual Premium*                           $15,000.00
- Premium Expense Charge**                  $   750.00
- Monthly Deduction***                      $ 1,483.27
- Mortality & Expense Charge****            $   567.01
+ Hypothetical Rate of Return*****          -$  661.51
                                            ----------
=                                           $   61,095   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
1                                             $  33.56
2                                             $  33.57
3                                             $  33.58

 4                                            $  33.59
 5                                            $  33.59
 6                                            $  33.60
 7                                            $  33.61
 8                                            $  33.62
 9                                            $  33.63
 10                                           $  33.63
 11                                           $  33.64
 12                                           $  33.65

Total                                         $ 403.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                         Interest
-----                                         --------
 1                                            $ (56.23)
 2                                            $ (56.03)
 3                                            $ (55.82)
 4                                            $ (55.62)
 5                                            $ (55.42)
 6                                            $ (55.22)
 7                                            $ (55.02)
 8                                            $ (54.82)
 9                                            $ (54.63)
 10                                           $ (54.43)
 11                                           $ (54.23)
 12                                           $ (54.03)

Total                                         $(661.51)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $61,095.09
- Year 5 Surrender Charge                     $18,694.05
                                              ----------
=                                             $   42,401   (rounded to the nearest dollar)

VIII. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $73,362.20
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4             $57,709.05
+ Annual Premium*                             $15,000.00
- Premium Expense Charge**                    $   750.00
- Monthly Deduction***                        $ 1,478.94
- Mortality & Expense Charge****              $   640.46
+ Hypothetical Rate of Return*****            $ 3,522.56
                                              ----------
=                                             $   73,362   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
 1                                            $  33.27
 2                                            $  33.26
 3                                            $  33.26
 4                                            $  33.26
 5                                            $  33.25
 6                                            $  33.25
 7                                            $  33.24
 8                                            $  33.24
 9                                            $  33.23
 10                                           $  33.23
 11                                           $  33.23
 12                                           $  33.22

Total                                         $ 398.94

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                        Interest
-----                                       ----------
1                                           $   290.96
2                                           $   291.43
3                                           $   291.89
4                                           $   292.36
5                                           $   292.83
6                                           $   293.30
7                                           $   293.77
8                                           $   294.25
9                                           $   294.72
10                                          $   295.20
11                                          $   295.68
12                                          $   296.16

Total                                       $ 3,522.56

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                         $73,362.20
- Year 5 Surrender Charge                   $18,694.05
                                            ----------
=                                           $   54,668   (rounded to the nearest dollar)

IX. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $15,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $87,743.95
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $66,892.21
+ Annual Premium*                           $15,000.00
- Premium Expense Charge**                  $   750.00
- Monthly Deduction***                      $ 1,473.96
- Mortality & Expense Charge****            $   723.20
+ Hypothetical Rate of Return*****          $ 8,798.90
                                            ----------
=                                           $   87,744   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
1                                             $  32.94
2                                             $  32.92
3                                             $  32.90
4                                             $  32.88
5                                             $  32.86
6                                             $  32.84
7                                             $  32.82
8                                             $  32.80
9                                             $  32.78
10                                            $  32.76
11                                            $  32.74
12                                            $  32.72

Total                                         $ 393.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                        Interest
-----                                       ----------
1                                           $   707.28
2                                           $   711.88
3                                           $   716.51
4                                           $   721.18

5                                           $   725.88
6                                           $   730.63
7                                           $   735.41
8                                           $   740.23
9                                           $   745.09
10                                          $   749.99
11                                          $   754.92
12                                          $   759.90

Total                                       $ 8,798.90

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                         $87,743.95
- Year 5 Surrender Charge                   $18,694.05
                                            ----------
=                                           $   69,050   (rounded to the nearest dollar)